SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549

                ______________________________

                           FORM 8-K

                        CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

             ____________________________________



Date of report (Date of earliest event reported): October
22, 1998


                       AID AUTO STORES, INC.
      (Exact Name of Registrant as Specified in Charter)



       Delaware                                 1-13710
                    11-2254654
(State or Other Juris-                 (Commission File
No.)              (IRS Employer
diction of Incorporation)
                 Identification No.)


275 Grand Boulevard, Westbury, New York
                          11590
(Address of Principal Executive Offices)
               (Zip Code)


Registrant's telephone number, including area code:
(516) 338-7889


                                       N/A

       (Former Name or Former Address, if Changed Since
Last Report)
ITEM 5.        Other Events.


       On October 22, 1998, Aid Auto Stores, Inc. (the
"Company") announced that it commenced an investigation of the accuracy of certain of its prior financial statements. Such announcement is set forth in a press release dated October 22, 1998, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

       On October 23, 1998, the Company announced that it received a notice of default under its secured loan agreement with Foothill Capital Corporation. Such announcement is set forth in a press release dated October
23, 1998, a copy of which is attached hereto as Exhibit B and incorporated herein by reference.




ITEM 7.        Financial Statements, Pro Forma
               Financial Information and Exhibits

       A.      Press Release, dated October 22, 1998.

       B.      Press Release, dated October 23, 1998.

                          Signatures:

       Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




AID AUTO STORES, INC.

By:  /s/ Philip L. Stephen
Name:  Philip L. Stephen
Title:   Chairman, Chief Executive
         Officer and President

Date:  October 27, 1998

                           EXHIBIT A



               Company Contact: Philip L. Stephen
               Chief Executive Officer
               (516) 338-7889, Ext. 245



FROM:                  AID AUTO STORES, INC.
                       275 Grand Boulevard
                       P.O. Box 281
                       Westbury, NY 11590

                     AID AUTO STORES, INC.
               ANNOUNCES INVESTIGATION OF PRIOR
                     FINANCIAL STATEMENTS

       WESTBURY, NEW YORK, October 22, 1998 -
Aid Auto Stores, Inc. (OTC BULLETIN BOARD
Symbols AIDA, AIDAW) today announced that, based upon information obtained, it has commenced an investigation of the accuracy of certain of its prior financial statements. The Company believes that such investigation will take approximately two to three weeks.
Once the process is completed, the Company will make a public announcement of the results thereof.


 EXHIBIT B

               Company Contact: Philip L. Stephen
               Chief Executive Officer
               (516) 338-7889 Ext. 245



FROM:                  AID AUTO STORES, INC.
                       275 Grand Boulevard
                       P.O. Box 281
                       Westbury, NY 11590

       WESTBURY, NEW YORK, October 23, 1998 -
Aid Auto Stores, Inc. (OTC BULLETIN BOARD
Symbols AIDA, AIDAW) today announced that it has received a notice of default under its secured loan agreement with Foothill Capital Corporation. No action has been taken by Foothill with respect to the notice.
There is currently approximately $7,400,000 owing under the loan agreement. Aid Auto also announced that it has retained financial and management consultants to provide assistance during the current period.
       Aid Auto Stores is a major New York metropolitan area retailer and franchisor of automotive parts and accessories, targeting both the do-it-yourself and commercial markets.
       Safe Harbor Statement under the Private Securities
Litigation Reform Act of 1995: The statements which are not historical facts contained in this press release are forward looking statements that involve risks and uncertainties, including, but not limited to, risks associated with the Company's future growth and profitability, the ability of the Company to successfully open new retail stores and integrate acquisitions and the effects of general economic conditions and other risks detailed in the Company's Securities and Exchange
Commission filings.